UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2017

Commission File Number 001-31921

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	36-3972986 (I.R.S. Employer Identification No.)

9900 West 109th Street
Suite 100
Overland Park, KS 66210
(913) 344-9200
(Address of principal executive offices, zip code and telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 25, 2017, Patrick D. Linehan, notified Compass Minerals International, Inc. (the “Company”) of his resignation as Chief Financial Officer. Mr. Linehan resigned as a result of unforeseen personal circumstances, and Mr. Linehan’s resignation did not result from any disagreements regarding the Company’s strategy, operations, financial reporting or accounting policies, procedures, estimates or judgments.

The Company has appointed James D. Standen to serve as the Company’s Interim Chief Financial Officer and Treasurer, as well as principal accounting and financial officer, effective April 25, 2017. Mr. Standen will assume this role while the Company conducts a comprehensive search for a new Chief Financial Officer, which will include consideration of internal and external candidates. Mr. Standen, age 41, has served as the Company’s Vice President, Finance and Treasurer since 2016. Prior to assuming this role, Mr. Standen served as the Company’s Treasurer from 2011 to 2016 and Assistant Treasurer from 2006 to 2011. Prior to joining the Company in 2006, Mr. Standen spent six years in various finance roles at Kansas City Southern Railway Company.

The terms of Mr. Standen’s compensation as Interim Chief Financial Officer and Treasurer have not yet been determined. In accordance with Instruction 2 of Item 5.02 of Form 8-K, the Company will amend this Current Report on Form 8-K within four business days after such information is determined or becomes available.

Item 7.01.     Regulation FD Disclosure.

On April 25, 2017, the Company issued a press release announcing the resignation of Mr. Linehan and appointment of Mr. Standen as Interim Chief Financial Officer and Treasurer. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

The information contained in this Item 7.01 and Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on April 25, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: April 25, 2017	By:	/s/ Diana C. Toman
Name: Diana C. Toman
Title: Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued by Compass Minerals International, Inc. on April 25, 2017.